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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              CROWN ANDERSEN INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


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Notes:

                                   NOTICE OF

                              1999 ANNUAL MEETING

                                      AND

                                PROXY STATEMENT





                             CROWN ANDERSEN, INC.

                              CROWN ANDERSEN INC.
                               306 DIVIDEND DRIVE
                         PEACHTREE CITY, GEORGIA  30269


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 10, 1999


    NOTICE HEREBY IS GIVEN that the 1999 Annual Meeting of Stockholders of Crown Andersen Inc. (the "Company") will be held at the headquarters of the Company, 306 Dividend Drive, Peachtree City, Georgia, on Wednesday, February 10, 1999, at 10:00 a.m., local time, for the purposes of considering and voting upon:

    (1) A proposal to elect eight directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

    (2) A proposal to amend the Company's 1998 Directors Warrant Plan to increase the aggregate number of shares available under the Plan from 100,000 shares to 300,000 shares

    (3) A proposal to amend the Company's 1998 Incentive Stock Option Plan to increase the aggregate number of shares available for issuance under the Plan from 100,000 shares to 300,000 shares.

    (4) A proposal to amend the Certificate of Incorporation to increase the number of authorized Common Shares from 5,000,000 to 20,000,000 shares.

    (5) A proposal to ratify the appointment of BDO Seidman, LLP as independent accountants of the Company for the fiscal year ending September 30, 1999.

    (6) Such other business as properly may come before the Annual Meeting or any adjournment thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

    Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on January 4, 1999 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

                                  By Order of the Board of Directors.



                                  RANDALL H. MORGAN
                                  Secretary



Peachtree City, Georgia
January 4, 1999

PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU CAN SPARE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION BY RETURNING YOUR PROXY CARD PROMPTLY.

                              CROWN ANDERSEN INC.
                               306 DIVIDEND DRIVE
                         PEACHTREE CITY, GEORGIA  30269


                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 10, 1999


    This Proxy Statement is furnished to the stockholders of Crown Andersen Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 1999 Annual Meeting of Stockholders (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting will be held on Wednesday, February 10, 1999 at the headquarters of the Company, 306 Dividend Drive, Peachtree City, Georgia, 30269 at 10:00 a.m., local time.

    The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is January 4, 1998.

                                     VOTING

GENERAL

    The securities which can be voted at the Annual Meeting consist of Common Stock of the Company, $.10 par value per share, with each share entitling its owner to one vote on each matter submitted to the stockholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is January 4, 1999. On the record date, 1,815,551 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

QUORUM AND VOTE REQUIRED

    The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to elect directors, approve the amendment to both the 1998 Directors Warrant Plan and the 1998 Incentive Stock Option Plan, and approve the amendment to the Certificate of Incorporation. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to ratify the appointment of independent accountants. These matters are described in the following sections of this Proxy Statement.

VOTING BY PROXY

      In voting by proxy with regard to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Stockholders should specify their choices on the accompanying proxy card. All properly executed proxy cards delivered by stockholders to the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTORS, THE AMENDMENT OF BOTH THE 1998 DIRECTORS WARRANT PLAN AND THE 1998 INCENTIVE STOCK OPTION PLAN, THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AND TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT ACCOUNTANTS.
If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

    Any stockholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary a proxy card bearing a later date or by voting in person at the Annual Meeting.

    IN ADDITION TO SOLICITING PROXIES THROUGH THE MAIL, THE COMPANY MAY SOLICIT PROXIES THROUGH ITS DIRECTORS, OFFICERS AND EMPLOYEES IN PERSON AND BY TELEPHONE. BROKERAGE FIRMS, NOMINEES, CUSTODIANS AND FIDUCIARIES ALSO MAY BE REQUESTED TO FORWARD PROXY MATERIALS TO THE BENEFICIAL OWNERS OF SHARES HELD OF RECORD BY THEM. ALL EXPENSES INCURRED IN CONNECTION WITH THE SOLICITATION OF PROXIES WILL BE BORNE BY THE COMPANY.

PRINCIPAL STOCKHOLDERS

    The following table sets forth information as of January 1, 1999 (except as otherwise noted) regarding the ownership of the Company's Common Stock by each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and by all directors and officers of the Company as a group.

             NAME                SHARES BENEFICIALLY OWNED (1)   PERCENT OF CLASS
Jack D. Brady                         112,254 (2)              5.61%
306 Dividend Drive
Peachtree City, GA. 30269

Michael P. Marshall                   300,000 (4)             15.00%
P.O. Box 25121
Jackson, WY 83001

All directors and officers as         463,244 (3)             24.17%
 a group (8 persons)

(1) The stock ownership information shown has been furnished to the Company by the named persons. Beneficial ownership as reported in the table has been determined in accordance with Securities and Exchange Commission regulations and includes shares of the Company's Common Stock which may be acquired within 60 days upon the exercise of outstanding stock options and warrants. Except as otherwise stated in the footnotes below, the named persons have sole voting and investment power with regard to the shares shown as owned by such persons.

(2) Jack D. Brady is President, Chairman of the Board and Chief Executive Officer of the Company. See "Election of Directors-Nominees." The shares shown include 100,254 shares owned jointly by Mr. Brady and his wife, 2,000 shares held by Mr. Brady's wife in an Individual Retirement Account, 3,636 shares held by Mr. Brady as custodian for their sons; 3,636 shares held by Mr. Brady's wife as custodian for their sons; and 12,000 shares which may be acquired by Mr. Brady upon the exercise of outstanding stock options.

(3) The shares shown include 76,790 shares which may be acquired upon the exercise of outstanding stock options and warrants. See Note (2) above and Notes (2) and (4) on page 5.

(4) Mr. Marshall is a member of the Board of Directors of the Company. He purchased the 300,000 shares in a private placement.

                             ELECTION OF DIRECTORS

NOMINEES

    Pursuant to the Bylaws, the authorized number of directors of the Company has been set at nine. The Board of Directors has nominated the eight persons named below to serve as directors until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal from office. All of the eight nominees are presently members of the Board of Directors and have consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named on the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

    With regard to the one unfilled director position, the Company's Bylaws and Delaware law (under which the Company is organized) provide that this position may be filled by the affirmative vote of a majority of the Company's directors for a term of office continuing until the next election of directors by the stockholders and until the election and qualification of the successors. The Board has not selected any candidate for this position, but may do so prior to the 1999 Annual Meeting. Proxy cards for the 1999 Annual Meeting may not be voted for more than eight nominees.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE EIGHT NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY.

    The following table sets forth certain information as of January 1, 1999 about each of the nominees.

                                                                                        SHARES OF COMMON STOCK
                                                                                          BENEFICIALLY OWNED
NAME AND AGE                               INFORMATION ABOUT NOMINEES                   (PERCENT OF CLASS)(1)
--------------------------  --------------------------------------------------------  --------------------------
Richard A. Beauchamp        Director of the Company since 1985; Retired;                    13,200(2)
(58)                        President and CEO of Refrigeration Division of                     (*)
                            Ameri-truck Distribution Corp. from 1995 through
                            1998; President of C.M.S. Transportation Services
                            Inc. from 1987 through 1998; Chairman of the
                            Board and Chief Executive Officer of Specialized
                            Hauling, Inc. from 1987 until 1988; President of
                            Chattahoochee Outdoor Center (concessions for
                            National Park Service) from 1985 until 1991;
                            President and Director of RTC Transportation Inc.
                            from 1966 until 1986; and Director of Andersen
                            2000 Inc., a wholly-owned subsidiary of the
                            Company (Andersen), from 1978 until 1986.

Jack D. Brady               Chairman of the Board and Chief Executive Officer                      112,254(3)(4)
(56) as of January 3, 1999  of the Company since 1985; President of the                                (5.61%)
                            Company since 1994; Chairman of the Board of
                            Andersen since 1984; President and Treasurer of
                            Andersen from 1978 through 1997; Executive Vice
                            President of Andersen from 1975 until 1978;
                            Director of Andersen since 1975; Director of
                            Montair Andersen b.v. ("Montair Andersen"),
                            Andersen's Dutch subsidiary, since 1984; President
                            of Griffin Environmental Co., Inc. (new company
                            subsidiary) since December 1998.

                                                                                        SHARES OF COMMON STOCK
                                                                                          BENEFICIALLY OWNED
NAME AND AGE                               INFORMATION ABOUT NOMINEES                   (PERCENT OF CLASS)(1)
--------------------------  --------------------------------------------------------  --------------------------
Rene C. W. Francken         Director of the Company since December 1998.                                  --
(40)                        Manager of Sales and Administration at Montair
                            Andersen b.v. since May 1988.

Jack C. Hendricks           Vice Chairman of the Board and Director of the                            11,000(2)
(63)                        Company since December 1994; President of the                                 (*)
                            Company from 1985 to 1994; Chairman of the Board
                            of Crown Rotational Molded Products, Inc.
                            ("Crown") from 1986 through 1994:  Vice President
                            of Crown from 1977 until 1981; Director of Crown
                            from 1986 through 1994; Director of Andersen 2000
                            Inc since 1986; Director and Executive Vice
                            President of Roanoke Industries, Inc., a wholly-
                            owned subsidiary of Crown, from September 1991 to
                            June 1994; Vice President of Struthers from 1990
                            until 1992; and Director of Struthers from 1987 until
                            1992.

Michael P. Marshall         Director of the Company since October 1998.                               300,000
(56)                        President of Marshall and Co., a private investment                       (15.00%)
                            company since 1983.


Ruyintan (Ron) Mehta        Director of the Company since December 1998.                              14,000
(50)                        President of Mehta Associates, a private equity                             (*)
                            investment and venture capital firm in Watchung,
                            New Jersey.  Non-executive Chairman of Bach
                            Plastic Works, Inc, a plastic company, since 1998.
                            Previously owned Crystal Clear Inc., a plastics
                            blowmolding company, merged with Reid Plastics,
                            Inc. in 1995.


L. Karl Legatski            Director of the Company since March 5, 1997;                               2,700
(54)                        President of CelTech, Inc. (private corporation                             (*)
                            involved in development and application of
                            membrane technology for liquid separations) since
                            1990.

Thomas Van Remmen           Director of the Company since March 5, 1997;                              20,500 (4)
(41)                        President and Chief Operating Officer of Andersen                         (1.03%)
                            2000 Inc. since December 2, 1996; General Manager
                            of the Cleaver-Brooks incineration and industrial
                            watertube boiler division of Aqua-Chem Inc. from
                            1986 until 1996.

______________________________
 *    Less than 1%.
(1)   See Note (1) on page 2 hereof.
(2) Mr. Beauchamp holds vested warrants for the purchase of 7,000 shares of Common Stock of the Company, Mr. Hendricks holds vested warrants for the purchase of 6,000 shares of Common Stock of the Company, and Mr. Legatski holds vested warrants for the purchase of 2,000 shares of Common Stock of the Company, under the 1985 and 1998 Directors Stock Warrant Plans. See "Director Compensation-1985 and 1998 Directors Stock Warrant Plans" below.

(3)  See Note (3) on page 2 hereof.
(4) Under the 1985 and 1998 Incentive Stock Option Plans, Mr. Brady holds options for the purchase of 12,000 shares of Common Stock of the Company and Mr. Van Remmen holds options to purchase 20,000 shares of Common Stock. See "Executive Compensation - Incentive Stock Option Plans" below.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

   The Board of Directors conducts its business through meetings of the Board and through its committees. In accordance with the Bylaws of the Company, the Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee, and an Equities Committee which has subgroups, including a Warrant Committee and an Option Committee.

   The Executive Committee, during intervals between meetings of the Board, may exercise the powers of the Board of Directors except with regard to a limited number of matters which include amending the Certificate of Incorporation or Bylaws of the Company and approving or recommending to the stockholders of the Company a merger or consolidation of the Company, a sale, lease or exchange of all or substantially all of the assets of the Company or the dissolution of the Company. All actions of the Executive Committee are submitted to the full Board for review and ratification. The Executive Committee was composed of Messrs. Brady, Dressler, and Hendricks until Mr. Dressler's retirement from the Board in October 1998, and is now composed os Messrs. Brady, Francken, Mehta and Van Remmen.

   The Audit Committee reviews the audit plan with the Company's independent accountants, the scope and results of their audit engagement and the accompanying management letter, if any; reviews the scope and results of the Company's internal auditing procedures; consults with the independent accountants and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; approves professional services provided by the independent accountants; reviews the independence of the independent accountants; and reviews the range of the independent accountants' audit and non-audit fees. The Audit Committee was composed of Messrs. Beauchamp, Dressler and Legatski until Mr. Dressler's retirement from the Board in October 1998, and is now composed of Messrs. Beauchamp, Hendricks, Legatski and Marshall.

   The Compensation Committee is responsible for administering the Company's employee benefit plans (other than stock option and stock warrant plans), setting the compensation of the Chairman of the Board and the division Presidents, reviewing the criteria that form the basis for management's officer and employee compensation recommendations and reviewing management's recommendations in this regard. The Compensation Committee is composed of Messrs. Beauchamp, Hendricks and Legatski.

   The Equities Committee is responsible for administering all stock related programs of the Company, including Options, Warrants, Preferred Stock, Private Placements and New Offerings. The subgroups administer the Option and Warrant Plans. The Committee is composed of Messrs. Brady, Francken, Marshall, Mehta and Van Remmen.

   The Warrant Committee subgroup is responsible for administering the Company's 1985 and 1998 Directors Stock Warrant Plans and is composed of Messrs. Brady, Francken and Van Remmen.

   The Option Committee is responsible for administering the Company's 1985 and 1998 Incentive Stock Option Plans and was composed of Messrs. Beauchamp, Dressler and Van Remmen until Mr. Dressler's retirement in October of 1998, and is now composed of Messrs. Marshall and Mehta.

   The Board of Directors as a whole functions as a nominating committee to propose nominees for director to the Board of Directors. The Board of Directors will consider nominees recommended by stockholders, although it has not actively solicited recommendations from stockholders for nominees nor has it established any procedures for this purpose other than as set forth in the Bylaws. See "Stockholder Proposals for 1999 Annual Meeting" below.

   During the fiscal year ended September 30, 1998, the Board of Directors met three times, and the Audit, Executive, Compensation, Option and Warrant Committees each met one time. Each director attended all meetings of the Board of Directors and the committees on which he served.

DIRECTOR COMPENSATION

   DIRECTOR FEES. Non-employee directors are paid $2,500 , and employee directors are paid $1,000, for each day of attendance at meetings of the full Board of Directors. In addition, non-employee directors are paid $500 per hour for any special work requested by Crown Andersen management beyond normal meetings. Directors also are reimbursed for travel expenses incurred in attending meetings.

   DIRECTOR CONSULTING AGREEMENT. On October 30, 1998, the Company signed a consulting agreement with Mr. Michael P. Marshall, director and owner of 300,000 shares of Company stock acquired in a private placement. This agreement has a term of five years. Under this agreement Mr. Marshall will be paid a monthly fee of $5,000 or 0.5% of the market value of the 300,000 of Crown Andersen's Common Stock, whichever is greater. Mr. Marshall will advise the Company on growth by acquisition and merger and will advise the Company on enhancing shareholder value and on improving relations with the investment community, institutional investors, specific investors and market makers.

   DEFERRED COMPENSATION PLAN FOR DIRECTORS. The Deferred Compensation Plan for Directors (the "Deferred Compensation Plan") was established by the Board of Directors of the Company effective August 6, 1990. The Deferred Compensation Plan is administered by a committee of officers of the Company appointed by the Board of Directors.

   The purpose of the Deferred Compensation Plan is to permit all director fees otherwise payable to participating directors for service on the Board of Directors to be deferred. All directors of the Company are eligible to participate in the Deferred Compensation Plan. Amounts deferred under the Deferred Compensation Plan are invested in accordance with a "phantom stock program." Under the phantom stock program, the deferred fees are treated as if applied to purchase shares of Common Stock of the Company. A bookkeeping account is established for each participant and is credited, as of the first business day following each meeting for which director fees are earned, with a number of "stock units" equal to the number of shares of Common Stock that could have been purchased with the fees on the last business day prior to the date of the meeting.

   The number of stock units credited to the participant's account is adjusted periodically to account for stock dividends, stock splits and other events affecting the number of outstanding shares, as if the stock units were actual shares of Common Stock of the Company. In addition, if cash dividends are paid with respect to the Company's Common Stock, the number of stock units credited to a participant's account will be increased as though a corresponding dividend was paid with respect to his stock units and the dividend was used to purchase additional stock units.

   A participant will receive payment of his benefit under the Deferred Compensation Plan in a single lump-sum distribution of cash. At the commencement of participation in the Deferred Compensation Plan, each participant elects to receive his distribution on the date he reaches age 65 or at a later specified age; on the date he leaves the Board; the earlier of the foregoing occurrences; or the later of the foregoing occurrences. If a participant dies before receiving payment of his benefit under the Deferred Compensation Plan, payment will be made in a single lump-sum payment to his beneficiary as soon as practicable after the date of the participant's death. Under certain limited circumstances, a participant may be permitted to make a financial hardship withdrawal from his account.

   A director will receive a cash distribution equal to the greater of (i) the value of the stock units credited to his account on the date of valuation or
(ii) the total amount of fees deferred under the Deferred Compensation Plan plus interest accrued at an annual compounded rate of 8% from the dates of deferral through the date of valuation. The date of valuation is the date that precedes the distribution date by five business days. Stock units under the Deferred Compensation Plan are valued on the basis of the average of the closing bid and closing asked prices of the Company's Common Stock as reflected in the NASDAQ National Market System on the last business day that immediately precedes the date of valuation.

   During the fiscal year 1998, Messrs. Dressler (who has now retired from the Board) and Legatski (non-employee directors) each deferred directors fees of $7,500, which resulted in a credit of 1,768 stock units to each of their accounts at a value of $4.24 per stock unit. Messrs. Brady and Van Remmen (employee directors) each deferred directors fees of $3,000, which resulted in a credit of 707 stock units to each of their accounts at a value of $4.24 per stock unit. During the fiscal year ended September 30, 1997, Messrs. Hendricks, Yonker (former director) and Beauchamp (non-employee directors) each deferred directors fees of $2,500, which resulted in a credit of 444 stock units to each of their accounts at a value of $5.63 per stock unit. Messrs. Dressler and Legatski, also non-employee directors, each deferred directors fees of $5,000, which resulted in a credit of 829 units for Mr. Dressler at a value of $6.03 per unit and a credit of 755 units at a value of $6.62 per unit for Mr. Legatski. Messrs. Brady and Van Remmen (employee directors) deferred fees of $3,000 and $2,000, respectively, which resulted in credits of 480 stock units at a value of $6.25 for Mr. Brady and 302 stock units at a value of $6.62 for Mr. Van Remmen. On retirement from the Board, Mr. Dressler was paid $57,617 for his deferred director fees.

   1998 DIRECTORS STOCK WARRANT PLAN. The Company's 1998 Directors Stock Warrant Plan (the "Warrant Plan") became effective upon approval by the stockholders of Crown Andersen during the 1998 Annual Meeting. The Warrant Plan is administered by the Warrant Committee of the Board of Directors.

   From the 1985 Directors Stock Warrant Plan which preceded the 1998 Plan, warrants of 10,000 shares were purchased (5,000 shares by Mr. Beauchamp at a price of $12.13 and 5,000 shares by Mr. Hendricks at a price of $7.50) and are exercisable on or before January 4, 2004. These 10,000 warrants were repriced to $4.60 per share upon approval by the Board of Directors on December 16, 1998.

   The purpose of the Warrant Plans is to provide additional incentive to those members of the Board of Directors of the Company who are not employees of the Company or any of its subsidiaries by encouraging them to acquire stock ownership in the Company, thus giving them a proprietary interest in the Company's business and providing them with a personal interest in the Company continued success and progress. There are currently four non-employee directors of the Company who are eligible to participate in the Warrant Plan.

   Subject to the anti-dilution provisions of the Warrant Plan, the aggregate number of shares of Common Stock of the Company for which warrants may be sold under the Warrant Plan is 100,000 shares, and each eligible director may acquire warrants for the purchase of a maximum 20,000 shares. The purchase price of the warrants is the fair market value of the warrants on the date of purchase as determined by the Board of Directors. Warrants sold to each director vest over a period of up to five years at the rate of 4,000 warrants per year. The exercise price per share is equal to the fair market value of a share of Common Stock of the Company on the date of purchase of the warrants. Payment for stock acquired upon the exercise of warrants must be made in full at the time the warrant is exercised and may be made in cash or in shares of Common Stock of the Company. No warrants may be issued or exercised under the Warrant Plan after January 31, 2008.

   Warrants are not transferable except by will or the laws of descent and distribution. If the holder of warrant ceases to be a director of the Company due to death or legal incapacity, the warrants may be exercised by the executors or administrators of the holder's estate, by the holder's heirs, or by the holder's legal guardian, if applicable, at any time within one year after the date of death or declaration of incapacity of the holder. If the holder of a warrant ceases to be a director of the Company for any reason other than death or legal incapacity, the Company is required to repurchase all unexercised warrants of such holder within 60 days of the termination of the directorship if so requested by the holder. The repurchase price per warrant is equal generally to the purchase price per warrant paid by such director for such warrants plus interest thereon at a rate of 8% per year. If no request for repurchase is made, the warrants will expire at the end of such 60 day period. The shares of stock subject to warrants held by former directors which are either repurchased by the Company or expire after 60 days may again become issuable upon the exercise of any additional warrants granted by the Company to any new non-employee directors.

   The Board of Directors may amend or terminate the Warrant Plan at any time, except that no such amendment or termination may affect the rights of holders of outstanding warrants without their consent.

   As a general rule, no federal income tax gain or loss shall be recognized if common stock in a corporation is exchanged solely for common stock in the same corporation. Generally, when a director exercises warrants, the director recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the total of the warrant exercise price paid for such shares and the purchase price paid for the portion of the warrant being exercised. For the Company's tax year which ends in the calendar year in which the director exercise warrants, the Company will have deduction in the same amount as the ordinary income recognized by the director. If a director exercises warrants by paying the exercise price with previously acquired common Stock, the director will recognize income (relative to the new shares the director is receiving) in two steps. In the first step, a number of new shares equivalent to the number of old shares tendered (in payment of the exercise price) will be considered to have been exchanged in accordance with Section 1036 of the Internal Revenue Code of 1986, as amended, and the rulings thereunder, and no gain or less will be recognized. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the director will recognize income on those new shares equal to their fair market value on the date of exercise less any non-stock consideration tendered.

   The maximum aggregate number of shares of Common Stock which may be issued under the proposed Warrant Plan is 100,000, and the maximum number of shares that may be issued to each eligible director under the proposed Warrant Plan is 20,000.

   In June 1998, warrants to purchase 40,000 shares of common stock at an average price of $4.23 were purchased by Messrs. Hendricks, Dressler, Beauchamp and Legatski. In December 1998, the Company repurchased Mr. Dressler's warrants to purchase 10,000 shares upon his retirement from the Board. Also in December 1998, warrants to purchase 70,000 shares of Common Stock were offered to five eliqible directors.

EXECUTIVE COMPENSATION

   GENERAL. The following table sets forth the total annual compensation paid or accrued by the Company to or for the account of each of the executive officers of the Company whose total cash compensation for the fiscal year ended September 30, 1998 exceeded $100,000.

                                SUMMARY COMPENSATION TABLE
                                --------------------------
                                                             LONG-TERM COMPENSATION
                                                             -----------------------
                                 ANNUAL COMPENSATION           AWARDS        PAYOUTS
                          --------------------------------   -------------   -------
                                                   OTHER     (# OF SHARES)    LTIP     ALL
NAME AND                                           ANNUAL     RESTRICTED     PAYOUTS  OTHER
PRINCIPAL POSITION        YEAR  SALARY $  BONUS $  COMP. $   STOCK AWARDS       $     COMP
------------------------  ----  --------  -------  -------   -------------   -------  -----
Jack D. Brady
Chairman of the Board
 and Chief Executive      1998   149,967        0     9,901         0           0       -
 Officer of the           1997   150,000   24,000     9,856         0           0       -
 Company; Chairman of     1996   146,250   14,514    12,456         0           0       -
 the Board of Andersen

Thomas Van Remmen
Director of the           1998    92,273   16,200     4,360         0           0       -
 Company; President of    1997    89,482   13,950     3,776         0           0       -
 Andersen 2000 Inc.

NOTES:

BONUS - This column includes bonuses paid to all recipients in accordance with a Plan administered by the Compensation Committee of the Board of Directors which provides incentives based on financial performance, including cash flow, profitability, return on capital employed and growth of the various operating units, and Company contributions to a 401(k) Savings Plan.

OTHER ANNUAL COMPENSATION - Includes directors fees, value of Company provided automobiles, and life insurance premiums.

RESTRICTED STOCK AWARDS - The Company does not have a plan for granting Restricted Stock Awards.

LTIP PAYOUTS - None paid.  No plan in place.

   OPTIONS.     The following table sets forth the details of options
granted to the individuals listed in the Summary Table during fiscal year 1998. The second table in this section shows value of unexercised options.

                                OPTIONS/SAR GRANTS TABLE
                         Option/SAR Grants In Last Fiscal Year
                         -------------------------------------
                                                                              POTENTIAL
                                                                              REALIZABLE
                                                                               VALUE AT
                                                                            ASSUMED ANNUAL
                                                                            RATES OF STOCK
                                                                          PRICE APPRECIATION
                                         INDIVIDUAL GRANTS                 FOR OPTION TERMS
                            --------------------------------------------  ------------------
                                      % OF TOTAL
                                      OPTIONS/SARS
NAME AND                    OPTIONS/  GRANTED TO    EXERCISE
PRINCIPAL                   SARS      EMPLOYEES IN  PRICE     EXPIRATION
POSITION                    GRANTED   FISCAL YEAR   $/SHARE   DATE           5%-$      10%-$
--------------------------  --------  ------------  --------  ----------   ------     ------
Jack D. Brady                 10,000          10.0      4.25     6/11/03   11,742     25,946
Chairman of the Board
and Chief Executive
Officer of the Company;
Chairman of the Board,
President

Thomas Van Remmen             20,000          20.0      4.25     6/11/03  23,484  51,893
Director of the Company;
 President of Andersen

   Options were granted under "Incentive Stock Option Plan" described on Page 14 of this Proxy Statement and may be exercised at any time for a period of five years.


                            OPTION/SAR GRANTS TABLE
                     Option/SAR Grants In Last Fiscal Year
                     -------------------------------------

                 OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

Aggregated Option/SAR Exercises In Last Fiscal Year And Fy-End Option/SAR Value
-------------------------------------------------------------------------------

                                                                             VALUE OF
                                                           NUMBER OF        UNEXERCISED
                                                          UNEXERCISED      IN THE MONEY
                                                        OPTIONS/SARS AT    OPTIONS/SARS
                                                        FY END-# SHARES     AT FY END-$
                                                        ----------------  ---------------
                     SHARES ACQUIRED                      EXERCISABLE/      EXERCISABLE
NAME                   ON EXERCISE    VALUE REALIZED $   UNEXERCISABLE     UNEXERCISABLE
-------------------  ---------------  ----------------  ----------------  ---------------
Jack D. Brady                      0                 0        12,000 / 0           $0 / 0
Thomas Van Remmen                  0                 0        20,000 / 0           $0 / 0

   All options held by the named individuals were exercisable at September 30, 1998. Market price exceeded option price at September 30, 1998.

   EMPLOYMENT AGREEMENTS. On October 1, 1997. Mr. Brady entered into an employment agreement with Andersen for a term of four years expiring on September 30, 2001. Mr. Brady's agreement provided for a salary of $160,000 per year, subject to increase on October 1st of each year during the term of the agreement in the event that the Company's consolidated after-tax earnings for the immediately preceding fiscal year met or exceeded a specified level. In such event, the employee's annual salary was to be increased to 105% of the annual salary that was in effect immediately prior to the increase. The after-tax earnings thresholds for the fiscal years ended or ending September 30, 1998 and 1997 were $1,030,000 and $1,100,000, respectively. The agreement also provided that Andersen should furnish the employee with a car for business use and should pay the reasonable costs for the employee to join and remain a member of a country club or social club. The employee also was entitled under his agreement to participate in one of the Company's incentive stock option programs which are described below. The agreement provided further that (i) in the event employment was terminated by the employer at any time during the term of the agreement for any reason other than an act of disobedience, dishonesty, disloyalty or insubordination against the employer by the employee or (ii) in the event the employee elected to terminate his employment, or had his employment terminated, in connection with certain dissolutions or transfers of ownership of the employer, then the employer should pay the employee a lump sum equal to twice the annual salary in effect at the time of termination. This agreement replaced a five-year agreement with similar terms which expired on September 30, 1997. The expired agreement provided for a base annual salary of $135,000. Mr. Brady's last salary under this agreement was $150,000 per year.

   The Company entered into an employment agreement with Mr. Thomas Van Remmen for a period of three years commencing April 15, 1996. This agreement provides for an annual base salary of $87,500, a car expense allowance and severance compensation of six months of the annual salary. A new Employment Agreement was entered into on January 1, 1999 for a term of three years, expiring on December 31, 2001. This Agreement provided for an annual salary of $97,060, subject to annual salary adjustments in accordance with Company policy, and other conditions similar to Mr. Brady's contract.

   COMPENSATION COMMITTEE REPORT.

   The Compensation Committee is composed of Jack C. Hendricks, who is a retired president of the Company, L. Karl Legatski, who is currently president of a private corporation in the United States, and Richard A. Beauchamp, who is a retired chief executive officer of a private corporation in the United States. The Committee has access to national compensation surveys and regional compensation information on executives in companies both larger and smaller than the Company. All of these sources are used by the Committee in reviewing compensation. Once each year since the Committee's existence, the Committee has reviewed total compensation for the executive officer named in this Proxy Statement. The Committee established a long-term employment contract for this individual and the resultant contract is discussed in the preceding section. This executive was paid compensation which generally ranked him among the lower 30% of executives in similar positions for corporations of similar size to the Company. The Compensation Committee then structured cash bonus programs annually for this individual which were tied to key financial performance indicators, including return on capital employed, cash management, profitability, earnings growth, and domestic revenue growth. The cash bonus allowed this individual to increase his compensation to much more competitive levels with others with similar responsibility in other public companies, but only if favorable financial results are achieved. The Board of Directors also asked the Committee to review total annual compensation of Mr. Ton Wagemans (managing director of Montair Andersen b.v.), Tom Van Remmen (president of Andersen 2000 Inc.), Milton Emmanuelli (chief financial officer of the Company), in addition to Mr. Brady, each year. The Committee agreed to do so annually and started this additional review at the end of fiscal 1995. These three additional individuals were also given an incentive bonus plan, similar to Mr. Brady's. The Committee has also been asked to review Mr. Rene Francken's annual compensation for future years (Mr. Francken reports to Mr. Wagemans in Holland).

   For fiscal 1998, Mr. Brady's available bonus portion of his compensation was based on 100% weighting of consolidated results for the Company. Mr. Wagemans' bonus was based on 90% weighting of Montair Andersen b.v. results and 10% weighting of consolidated results for the Company. Mr. Van Remmen's bonus was based on 90% weighting of Andersen 2000 Inc. results and 10% weighting of consolidated results for the Company. Mr. Emmanuelli's bonus was based 100% on consolidated results for the Company. The target performance levels for the various subsidiaries and consolidated operations ranged from 10% to 27% cash flow as a percentage of capital employed, 10% to 20% return on capital employed (after tax), 6% to 15% pre-tax income as a percentage of revenues, 10% to 50% net income growth from fiscal 1997, and 20% to 100% domestic revenue growth. These targets were weighted differently for each of the individuals, depending upon what areas the Compensation Committee determined needed specific management attention at each of the operations. The maximum bonus achievable for any of the individuals was $60,000 and the minimum was zero. The targets were considered by the Committee to be achievable, but to require above average performance from each of the individuals included in the plan. The targets have been adjusted annually by the Committee, as have the weightings for the participants. Mr. Van Remmen earned a bonus of $16,200 in 1998. None of the other Plan participants earned bonuses in 1998.

   Mr. Brady is a substantial shareholder in the Company and is thus motivated to act on behalf of all shareholders to optimize overall Company performance.
In the Committee's opinion, Mr. Brady and the three other named officers were properly compensated in 1998 when compared with all others in similar positions in companies of the same size. They were not overcompensated and have not been during the Committee's tenure. A substantial portion of their income has always been dependent on the Company's financial performance.

   As part of the executive compensation information presented in this Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with stock performance of appropriate similar companies. The Company's common stock is traded over-the-counter in the NASDAQ system. NASDAQ furnishes the Company with a "Peer Company" performance comparison on a quarterly basis. The peer companies are BHA Group Inc. - a supplier of baghouse accessories, Farr Company - a filter supplier, Ogden Corp. -an operator of waste-to-energy plants, Osmonics - a water treatment company, Peerless Manufacturing - a supplier of oil-gas separators, and Rollins
- a hazardous waste management company. For 1992, 1993, and 1994, the Company used the NASDAQ Industrial Index for comparison in its Proxy Statement. In 1995, the Company switched to a "peer group" comparison to attempt to more closely portray comparative stock performance. Because this comparison has only been made for seven years in the Proxy Statement, during which time the environmental businesses of the peer group companies have experienced little or no growth and lackluster market performance, the Company has not yet been able to interpret how executive compensation, or even executive performance, is directly related to the stock performance. To date, there has been no obvious correlation. In fact, in 1996, 1997 and 1998, when Company stock traded at levels below book value, the "peer group" company stocks showed either declining or flat P/E ratios, suggesting that all of the stocks as a group encountered an unfavorable market perception during an otherwise upward market trend period.
It is hoped that the "peer" comparison will ultimately reveal a trend in the future. Because Company executives are prohibited from discussing non-public information with investors to prevent unusual influence on stock price, the Company believes the stock price should ultimately become an investor "report card" for management which is hopefully related to revenues and earnings reports periodically issued by the Company. Executive compensation has not previously been tied to stock performance, but this can be a factor used by the Compensation Committee and by management in the future in determining such compensation. The Compensation Committee, however, does not yet feel there are adequate historical data to rely on stock price as a determining factor for executive compensation in 1998 or fiscal 1999.

   Compensation Committee: Jack C. Hendricks, Chairman; Richard A. Beauchamp; L. Karl Legatski.

December 15, 1998

   COMMON STOCK PERFORMANCE. As part of the executive compensation information presented in this Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with stock performance of appropriate similar companies. The Company's common stock is traded over-the-counter in the NASDAQ system. NASDAQ furnishes the Company with a "Peer Company" performance comparison on a quarterly basis. The peer companies are Crown Andersen, BHA Group Inc. - a supplier of baghouse accessories, Farr Company - a filter supplier, Ogden Corp. - an operator of waste-to-energy plants, Osmonics - a water treatment company, Peerless Manufacturing - a supplier of oil-gas separators, and Laidlaw - a hazardous waste management company. The six companies that form the "peer group" index were selected because they represent a cross section of companies engaged in closely related, but different "segments" within the environmental industry, as indicated below:

BHA - Supplier of replacement parts to Company industries (good indicator of general health of Company industries).

Farr - A competitor in the air pollution control industry, but also involved in process air filtration, which the Company does not compete in. A good indicator of how the overall air pollution control industry is performing.

Ogden - Municipal waste-to-energy plant constructor and operator which uses Company supplied systems in its plants. This was projected as one of the faster growth areas in the Company's industry, so Ogden should be a good indicator of demand for the Company's products. A much larger company than Crown Andersen.

Laidlaw - Operator of hazardous waste incineration plants which use the Company's incineration and air pollution control equipment. Much larger company than Crown, but representative of how the Company's customers are performing.

Osmonics - Primarily drinking water treatment, which historically performs somewhat differently from waste processing but uses similar technology. This company was selected because it has previously outperformed the remainder of the Company's industries.

Peerless - Air pollution control and oilfield products - somewhat related to our air pollution control product lines -somewhat larger company size. Good direct comparison.

                      COMPARISON OF FIVE-YEAR TOTAL RETURN
        AMONG CROWN ANDERSEN INC. PEER GROUP AND NASDAQ COMPOSITE INDEX

                              [GRAPH APPEARS HERE]

MEASUREMENT PERIOD      CROWN                    NASDAQ
(FISCAL YEAR ENDED)    ANDERSEN  PEER GROUP  COMPOSITE INDEX
Measurement Point
Oct 1, 1993                 100         100              100
September 30, 1994           94         103              104
September 30, 1995          127         109              134
September 30, 1996          101         117              161
September 30, 1997          127         131              241
September 30, 1998           38         120              242

   Note To Graph Above: Assumes $100 invested on October 1, 1993 in Crown Andersen Common Stock, and an identical amount in the NASDAQ Composite Index or the Peer Group.

   There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make nor endorse any predictions as to future stock performance.



   1998 INCENTIVE STOCK OPTION PLAN.   The Company's 1998 Incentive Stock Option
Plan (the "ISO Plan") became effective upon approval by stockholders of Crown Andersen at the 1998 Annual Meeting.

   From the 1985 Incentive Stock Option Plan which preceded the 1998 Plan, options to purchase 44,000 shares remain outstanding, including 2,000 shares granted to Mr. Brady at $7.50 per share. All 44,000 shares were repriced to $4.60 per share upon approval by the Board of Directors on December 16, 1998.

   The purpose of the ISO Plan is to provide additional incentive to eligible employees of the Company by encouraging them to acquire stock ownership in the Company, thus giving them a proprietary interest in the Company's business and an incentive to remain in the employ of the Company.

   The ISO Plan provides for the grant of options intended to quality as "incentive stock options" within the meaning of Section 422 of the Code.
Subject to the anti-dilution provisions of the ISO Plan, a maximum of 100,000 shares of the Company's Common Stock will be reserved for issuance under the ISO Plan upon adoption by the shareholders.

   The persons who shall be eligible to receive ISOs are key executive employees of the Company as the Board of Directors may select from time to time. ISOs may be granted to no more than fifteen (15) persons. The option price for each ISO is determined in two ways. If the recipient of the ISO owns 10% or less of the total combined voting power of outstanding stock of the Company at the time the ISO is granted, the option price is an amount equal to the fair market value of the stock as determined in the plan. If the recipient owns more than 10% of the total combined voting power of outstanding stock of the Company at the time the ISO is granted, the option price is an amount equal to 100% of the fair market value of the stock as determined in the plan.

   The fair market value per share of common stock of the Company for purposes of issuing ISOs shall be the closing price of the stock on NASDAQ on the date the ISO is granted.

   Each option agreement executed provides certain steps for exercising the options. Should an ISO holder choose to do so, the holder may exercise less than the number of shares of stock subject to the ISO, but not less than 25% of the number of shares of stock initially subject to such ISO. No ISO is exercisable after a period of five years from the date upon which the ISO was granted. Certain requirements concerning status of employment with the Company, and outstanding unexercised previous options, are also included in the plan.

   Payment for stock purchased no the exercise of an option must be made in full at the time the option is exercised and must be made in cash or in shares of Common Stock of the Company. ISO holders are required to agree to hold the ISOs for investment purposes and not with a view to resell or distribute the ISOs to the public. ISO holders must agree to make no disposition of the shares acquired through the options within two years from the date of the grant of the ISO, nor within one year after the transfer of such shares to the holder resulting from the exercise of an incentive program.

   The Board of Directors may amend or terminate the ISO Plan at any time, except that no such amendment or termination may affect the rights of holders of outstanding options without their consent nor may any change in the ISO Plan be made without the prior approval of the holders of a majority of the Company's outstanding Common Stock if such change would cause the ISO Plan to fail to quality as an "incentive stock option plan" pursuant to Section 422 of the Internal Revenue Code.

   An option holder has no tax consequences upon issuance or, generally, upon exercise of an incentive stock option. An option holder will recognize income when the holder sells or exchanges the shares acquired upon exercise of an incentive stock option. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods as required by the ISO Plan.

   The use of shares acquired upon exercise of an ISO to pay the exercise price of another incentive stock option will be considered disposition of the shares. If the option holder transfers any such shares after holding them for the requisite holding periods required by the ISO Plan, or transfers shares acquire pursuant to exercise of a nonqualified stock option or on the open market, the holder generally will not recognize any income upon the exercise.

   In June 1998, options to purchase 100,000 shares of Common Stock at a price of $4.25 were granted to ten key employees, including 10,000 shares granted to Mr. Brady and 20,000 shares granted to Mr. Van Remmen.

   CASH INCENTIVE PROGRAM. In December 1987, the Board of Directors approved the Crown Andersen Inc. Cash Incentive Program for Key Employees, which first became effective for the fiscal year ended September 30, 1988. Pursuant to the Cash Incentive Program, the Compensation Committee of the Board of Directors annually selects key employees of the Company's subsidiaries, based on the recommendation of the chief executive officer of the respective subsidiaries, to participate in the Cash Incentive Program. Under the Cash Incentive Program, an amount of cash is set aside following each fiscal year equal to 10% of the amount by which the after-tax earnings, if any, of each subsidiary for the fiscal year exceeded the target earnings for the subsidiary for such year as established in advance by management. Each participating employee is then eligible to receive a portion of such cash amount equal to the percentage which such employee's earnings for the fiscal year bear to the earnings of all participating employees of the subsidiary for the fiscal year.

   SAVINGS INVESTMENT PLAN. The Crown Andersen Inc. Savings Investment Plan (the "SIP") was adopted by the Board of Directors of the Company on May 9, 1988. The purpose of the SIP is to provide eligible employees of the Company and its subsidiaries with an opportunity to accumulate savings on a pre-tax basis for their future security.

   All employees (except leased employees or certain employees who are members of a collective bargaining unit) of the Company and any subsidiaries of the Company that have adopted the SIP (the Company and such subsidiaries are referred to herein singularly as the "Participating Company" and collectively as the "Participating Companies") who have satisfied certain standards as to hours of service and who have completed a full year of service with the Participating Companies are eligible to participate in the SIP. The SIP is a qualified, contributory profit sharing plan.

   A participant may contribute, on a pre-tax basis, up to 15% of his compensation to the SIP. The Participating Companies will make an annual matching contribution to the SIP equal to 30% of the amount of the participant's first 6% pre-tax contributions and 10% of the next 1% pre-tax contributions, up to a maximum of 7% of a participant's compensation. Any matching contribution will be allocated to the accounts of participants who made pre-tax contributions. If necessary to maintain the SIP's qualified status, the Participating Companies may make additional contributions to the accounts of lower-paid participants, which will be allocated on a per capita basis among such lower-paid participants. Matching contributions were made in cash through calendar year 1995. Commencing with calendar year 1996, matching contributions have been made with Crown Andersen Inc. Common Stock, valued as of December 31 of each year.

   All pre-tax contributions by participants and the Participating Companies' additional contributions to the SIP are always 100% vested. The Participating Companies' matching contributions become 50% vested as of the last day of the plan year in which these contributions were made and become 100% vested if the participant remains continuously employed with the Participating Companies for one additional year (or in certain cases separates from service in the additional year). The matching contributions credited to a participant's account may become 100% vested prior to his completion of such additional year if the Company terminates the SIP or if the participant reaches age 65, has completed five years of service with a Participating Company, dies or becomes eligible for long-term disability benefits from a Participating Company while an employee thereof.

   Except in certain limited circumstances, participants may not receive distributions from the SIP until their death, disability or termination of employment with the Participating Companies. Each distribution is made in the form of a single lump sum cash payment.

   Mr. Jack D. Brady is the Trustee of the trust maintained pursuant to the SIP and Merrill Lynch is the custodian of the funds. The Trustee invests the amounts credited to participants' accounts in accordance with the SIP and the Trust Agreement.

   The following table shows Company contributions made to the accounts of Mr. Brady, Mr. Van Remmen, Mr. Hendricks, all executive officers and all other employees during the last five years:

                                                     ALL        ALL
                                                  ---------  ---------
                                                  EXECUTIVE    OTHER
                                                  ---------  ---------
        MR. BRADY  MR. VAN REMMEN  MR. HENDRICKS  OFFICERS   EMPLOYEES
        ---------  --------------  -------------  ---------  ---------
1994       $1,638               -         $1,543     $3,180    $15,454
1995        1,688               -          1,272      2,960     15,335
1996        2,514               -              0      4,967     16,430
1997        2,750               0              0      5,331     17,359
1998        2,042               0              0      4,934     15,531

   OTHER EXECUTIVE COMPENSATION.

   During fiscal 1998, Andersen provided Mr. Brady and two other officers of Andersen each with the use of a company owned automobile. Andersen also paid an annual premium of $306 to maintain a $100,000 term insurance policy on Mr. Brady's life. The proceeds of this policy are payable to Mr. Brady's estate. Andersen also paid an annual premium of $4,135 to maintain a $200,000 face amount whole life insurance policy on Mr. Brady's life. The proceeds of the latter policy currently are also payable to Mr. Brady's estate and Mr. Brady has the right to personally acquire the policy at any time upon assumption by him of any unpaid premiums.

   Except as described above, no executive officer named in the cash compensation table nor the executive officers of the Company as a group received from the Company or any of its subsidiaries personal benefits or any other compensation which exceeded 10% of the compensation reported in the cash compensation table above for such person or group.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   There were no related party transactions during the year ended September 30, 1998.

                 AMENDMENT OF 1998 DIRECTORS STOCK WARRANT PLAN

   The Board of Directors of the Company has approved, subject to approval by the stockholders at the Annual Meeting, an amendment to the Company's 1998 Directors Stock Warrant Plan (the "Warrant Plan") to increase the number of shares of the Company's Common Stock which would be available for issuance under the Warrant Plan. No other action or amendment is proposed with regard to the Warrant Plan. A summary of the terms of the existing Warrant Plan, together with information regarding all warrants owned and exercised by eligible directors pursuant to the Warrant Plan, is set forth above in "Election of Directors - Director Compensation - 1998 Directors Stock Warrant Plan." The terms and effect of the proposed amendment are summarized below.

   The Warrant Plan currently provides that the maximum aggregate number of shares of Common Stock that may be issued under the Warrant Plan is 100,000 and that the maximum number of shares of Common Stock that may be issued to each eligible director is 20,000. As of January 1, 1999, warrants for the purchase of a total of 110,000 shares were outstanding and held by eligible directors under this Warrant Plan, and a predecessor Plan, and no shares were available for issuance under the Warrant Plan. The proposed amendment would increase by an additional 200,000 the maximum aggregate number of shares that could be issued upon the exercise of warrants granted under the Warrant Plan and remove the limit for an individual director. Approval of the proposed amendment would enable the Company to sell warrants for the purchase to each of the four currently eligible directors and would enable the company to continue to offer warrants to persons who may be elected as non-employee directors of the Company in the future. The Company thereby will be able to provide increased incentive compensation to its present and future non-employee directors for their benefit as well as the benefit of the Company. See "Election of Directors -Director Compensation - 1998 Directors Stock Warrant Plan."

   THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE COMPANY'S 1998 DIRECTORS STOCK WARRANT PLAN TO INCREASE THE MAXIMUM AGGREGATE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 100,000 SHARES TO 300,000.

                 AMENDMENT OF 1998 INCENTIVE STOCK OPTION PLAN

   The Board of Directors of the Company has approved, subject to approval by the stockholders at the Annual Meeting, an amendment to the Company's 1998 Incentive Stock Option Plan (the "ISO Plan") to increase the number of shares of the Company's Common Stock which would be available for issuance under the ISO Plan. No other action or amendment is proposed with regard to the ISO Plan. A summary of the terms of the existing ISO Plan, together with information regarding all options issued and exercised pursuant to the ISO Plan during each of the last three fiscal years by the executive officers named in the cash compensation table and various other categories of employees who participate in the ISO plan, is set forth above in "Election of Directors - Executive Compensation - 1998 Directors Stock Option Plan." The terms and effect of the proposed amendment are summarized below.

   The ISO Plan currently provides that the maximum aggregate number of shares of Common Stock that may be issued under the ISO Plan is 100,000. As of January 1, 1998, options for the purchase of a total of 100,000 shares had been issued under the ISO Plan, and there are no shares remaining available for issuance upon the exercise of options to be granted under the ISO Plan. The proposed amendment would increase by an additional 200,000 the maximum aggregate number of shares which could be issued upon the exercise of options granted under the ISO Plan. Approval of the proposed amendment would enable the Company to continue to provide increased incentive compensation to its eligible present and future employees for their benefit as well as the benefit of the Company. See "Election of Directors - Executive Compensation - 1998 Incentive Stock Option Plan."

   THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE COMPANY'S 1998 INCENTIVE STOCK OPTION PLAN TO INCREASE THE MAXIMUM AGGREGATE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 100,000 SHARES TO 300,000.

                   AMENDMENT OF CERTIFICATE OF INCORPORATION
               TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES

   The Board of Directors recommends that the shareholders approve an amendment to the Certificate of Incorporation of the Company, as permitted by the General Corporation Law of the State of Delaware, to increase the number of authorized Common Shares from 5,000,000 to 20,000,000 shares, while leaving the number of authorized Preferred Shares at 5,000,000. The text of the proposed amendment is as follows:

   RESOLVED, that Article VI (a) of the Company's Articles of Incorporation is hereby amended by deleting it in its entirety and replacing it with the following:

                               VI.  CAPITAL STOCK

"(A) THE TOTAL NUMBER OF SHARES OF ALL CLASSES OF STOCK WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS 25,000,000, OF WHICH 20,000,000 SHALL BE COMMON STOCK, $0.10 PAR VALUE PER SHARE, AND 5,000,000 SHALL BE PREFERRED STOCK, $0.10 PAR VALUE PER SHARE. SHARES OF COMMON STOCK AND PREFERRED STOCK MAY BE ISSUED FOR SUCH CONSIDERATION AND FOR SUCH CORPORATE PURPOSES AS THE BOARD OF DIRECTORS OF THE CORPORATION FROM TIME TO TIME MAY DETERMINE, EXCEPT THAT SHARES OF COMMON STOCK AND PREFERRED STOCK MAY NOT BE ISSUED FOR LESS THAN THE PAR VALUE OR STATED VALUE, RESPECTIVELY, THEREOF."

The Company is currently authorized by its Articles of Incorporation to issue 5,000,000 Common Shares, $0.10 par value per share, and 5,000,000 Preferred Shares, $0.10 par value per share. As of December 16, 1998, 1,815,551 shares of Common Stock were issued and outstanding and 344,000 Common Shares are reserved for issuance under the Company's Incentive Stock Option Plan and the Directors' Warrant Plant. An additional 400,000 shares of Common Stock will be reserved for issuance under the option and warrant plans if the proposed amendments to these plans are approved by the shareholders. The Company has no plans, understandings or negotiations underway at this time for the issuance of any unissued Common or Preferred Shares. The Board of Directors believes that it is desirable to have a sufficient number of Common Shares available, as the occasion may arise, for possible future financing and acquisition transactions, stock dividends or splits, stock issuances pursuant to employee benefit plans and other proper corporate purposes. The Board of Directors accordingly recommends the proposed increase. Having such additional shares available for issuance in the future will give the Company greater flexibility by allowing shares to be issued without incurring the delay and expense of a special shareholders meeting.

EFFECT OF PROPOSED AMENDMENT

   The additional Common Shares, together with other authorized and unissued shares, generally would be available for issuance without any requirement for further shareholder approval, unless shareholder action is required by applicable law, the Company's governing documents, or by the rules of the National Association of Securities Dealers, Inc. or any stock exchange on which the Company's securities may then be listed.

   Although the Board of Directors will authorize the issuance of additional Common Shares only when it considers doing so to be in the best interests of shareholders, the issuance of additional Common Shares may, among other things, have a dilutive effect on the earnings and equity per Common Share and on the voting rights of holders of Common Shares. The increase in the authorized number of Common Shares also could be viewed as having anti-takeover effects. Although the Board of Directors has no current plants to do so, Common Shares could be issued in various transactions that would make a change in control of the Company more difficult or costly and, therefore, less likely. For example, Common Shares could be privately sold to purchasers favorable to the Board of Directors in opposing a change in control or to dilute the stock ownership of a person seeking to obtain control. The Company is not aware of any effort to accumulate Common Shares or to obtain control of the Company by a tender offer, proxy contest, or otherwise, and the Company has no present intention to use the increased authorized Common Shares for anti-takeover purposes.

   THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES FROM 5,000,000 TO 20,000,000 SHARES, AND THE TOTAL NUMBER OF SHARES OF ALL CLASSES OF STOCK FROM 10,000,000 TO 25,000,000.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   The Board of Directors of the Company has appointed the firm of BDO Seidman, LLP to serve as independent accountants of the Company for the fiscal year ending September 30, 1999 and has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. BDO Seidman, LLP has served as independent accountants of the Company since its incorporation in 1985, of Andersen since 1978 and of Crown since 1985 and is considered by management of the Company to be well qualified. If the stockholders do not ratify the appointment of BDO Seidman, the Board of Directors will reconsider the appointment.

   Representatives of BDO Seidman, LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY.

                STOCKHOLDERS' PROPOSALS FOR 2000 ANNUAL MEETING

   Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders should be submitted by certified mail, return receipt requested, and must be received by the Company at its headquarters in Peachtree City, Georgia on or before September 17, 1999 to be eligible for inclusion in the Company's proxy statement and form of proxy card relating to that meeting.

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

   The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the proxy cards in accordance with their judgment of what is in the best interest of the Company.

                           By Order of the Board of Directors.



                           RANDALL H. MORGAN
                           Secretary


Peachtree City, Georgia
January 4, 1999



                               ____________________

   The Company's 1998 Annual Report, which includes audited financial statements, has been mailed to stockholders of the Company with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies.

                              CROWN ANDERSEN INC.
        THIS REVOCABLE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
                            THE 1999 ANNUAL MEETING

  The undersigned hereby appoints Jack D. Brady and Milton Emmanuelli, and each of them, proxies, with full powers of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of Crown Andersen Inc. (the "Company") which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders, to be held at the headquarters of the Company, 306 Dividend Drive, Peachtree City, Georgia, on Wednesday, February 10, 1999 at 10:00 a.m., local time, and at any and all adjournments thereof, as indicated below.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

  1. The election as directors of the eight nominees listed below to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified (except as marked to the contrary below).

      [ ]  FOR all nominees listed                  [ ]   WITHHOLD AUTHORITY
           below (except as marked to                     to vote for
           the contrary below)                            all nominees
                                                          listed below

  INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.
  Richard A. Beauchamp, Jack D. Brady, Rene Francken, Jack C. Hendricks, Michael
  P. Marshall, Ruyintan Mehta, Lester K. Legatski, Thomas Van Remmen

  2. The amendment of the 1998 Directors Stock Warrant Plan.
     [ ] FOR       [ ]    AGAINST    [ ]     ABSTAIN



  3. The amendment 1998 Incentive Stock Option Plan.
     [ ] FOR       [ ]    AGAINST    [ ]     ABSTAIN


  4. The amendment of Certificate of Incorporation
     [ ] FOR       [ ]    AGAINST    [ ]     ABSTAIN

  5. The ratification of the appointment of BDO Seidman, LLP as independent accountants of the Company for the fiscal year ending September 30, 1999.
     [ ] FOR       [ ]    AGAINST    [ ]     ABSTAIN


  In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any adjournments thereof.

     THIS PROXY CARD WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE PROXIES "FOR" THE ELECTION OF ALL NOMINEES NAMED IN PROPOSAL 1 AND "FOR" PROPOSAL 2, 3, 4, AND
5. If any other business is properly presented at the Annual Meeting, this proxy card will be voted by the proxies in accordance with their judgment of what is in the best interest of the Company. At the present time, the Board of Directors knows of no other business to be presented to a vote of the stockholders at the Annual Meeting.

     If the undersigned elects to withdraw this proxy card on or before the time of the Annual Meeting or any adjournments thereof and notifies the Secretary of the Company at or prior to the Annual Meeting of the decision of the undersigned to withdraw this proxy card, then the power of said proxies shall be deemed terminated and of no further force and effect. If the undersigned withdraws this proxy card in the manner described above and prior to the Annual Meeting does not submit a duly executed and subsequently dated proxy card to the Company, the undersigned may vote in person at the Annual Meeting all shares of Common Stock of the Company owned by the undersigned as of the record date (January 4, 1999).

                                     Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If the holder is a corporation or partnership, the full corporate or partnership name should be signed by a duly authorized officer.

                                     _______________________________________
                                     Signature

                                     ---------------------------------------
                                     Signature (if shares held jointly)

                                     Date:
                                          _____________________________, 1999